MASTER SERVICES CONTRACT

BETWEEN

PARKVIEW (SUITES) LIMITED

(Acting through its duly authorized agent, Hong Kong Parkview Management Services Ltd.)

AND

DIGITAL NETWORK ALLIANCE (HK) LIMITED

16 APRIL, 2002

DIGITAL NETWORK AlliANCE

1.

CLIENT INFORMATION

1.1

Name of Company

as stated in the certificate of Inco~ oration and/or Business Re istration No.

Parkview (Suites) Ltd., acting through its duly authorised agent, Hong Kong Parkview Management Services Ltd.

1.2

Sillin Address

88 Tai Tam Reservoir Road, Hong Kong

1.3

Contact Person

Name	Connie Lau
Title	Financial Controller
Telephone	28123704
Fax	28123770
Email	con n iec<v.honQkonQparkview .com

2.

SUPPLIER INFORMATION

2.1

Name of Company

as stated in the certificate of Incor oration and/or Business Re istration No.

Digital Network Alliance (HK) Limited

2.2

Mailin Address

Room 1501,15/F.,Crocodile House 2,55 Connaught Road, Central, HK

2.3

Contact Person

Name	Terence Yap
Title	Director (Sales and Business Development)
Telephone	+85231049012
Fax	+85231049011
Email	teren cevc<v.d n a-as iapac.com

Digital Network Alliance (HK) Limited

Room 1501,15/F.,Crocodile House 2,55 Connaught Road, Central, HK

W

W

WON

A

A

S

I

A

PAC

COM

DIGITAL NETWORK ALLIANCE

Digital Network Alliance (HK) Ltd., ("DNA") agrees to act as the contractor of the Client to provide Broadband Internet access on behalf of the Client on the terms set forth in the DNA Asia Terms and Conditions. This Master Service Contract and the DNA Terms and Conditions shall form the Master Service Contract upon acceptance by DNA of a Service Order. Any future Service Order *I/We submit to DNA shall be considered a part of the Master Contract at the time such Service Order is accepted by DNA.

A copy of the DNA Terms and Conditions dated

8th April, 2002

is

provided with this Master Service Contract. *I/We hereby confirm that *I/We have read and understood all the provisions of the DNA Terms and Conditions, including those provisions exempting DNA from liability contained in Articles 6 and 10 of the DNA Terms and Conditions, and agree to be bound by all the provisions contained therein.

Printed Name of Signatory: _C_o_n_ni_e_L_a_u

_

Title:

Financial Controller

---------------------

For and On behalf of :

I

16 April 2002

Signature:

Date:

Accepted by Digital Network Alliance (HK) Limited.

Printed Name of Signatory: Terence Yap

Title:

Director (Sales and Business Development)

For and On behalf of :

Digital Network Alliance (HK) Limited

q~Af

----- r:<- ----

16 April 2002

Signature:

Date:

Digital Network Alliance (HK) Limited

Room 1501,15/F.,Crocodile House 2,55 Connaught Road, Central, HK

W

W

W

DNA

A

S

I

A

PAC

COM

g

s.cuooO 4/

DIGITAL NETWORK AlliANCE

SERVICE ORDER: 1

THE SERVICES

*

High Speed Internet Access

*

Bandwidth = 3Mbps/512kbps

THE SERVICE FEES

Installation Fee	US$	0.00
Monthly Fee for Broadband Service	US$	600.00
IT Manaaement Fee	US$	60.00
TOTAL MONTHLY SERVICE FEES	US$	660.00

Minimum Commitment period is 2 years commencing on 01 May 2002 until 30 April 2004 (both dates inclusive), which will be automatically renewed on a yearly basis, subject to agreement of both parties.

*I/We hereby request the addition of this Service as specified above.

Printed Name of Signatory: _C_o_n_n_ie_L_a_u

_

Title: Financial Controller

Date:

16 April 2002

ites) Ltd., acting through its duly authorised Parkview Mana ement Services Ltd.

"J"" .•••• ~~\\

" ~

J..~

,Z} .,-.<"iJ~·1

"..z. a~

For and On behalf of :

Signature:

Accepted by Digital Network Alliance (HK) Limited.

Printed Name of Signatory :

Terence Yap

Title: Director

For and On behalf of :

HK Limited

Date:

16 April 2002

Signature:

Digital Network Alliance (HK) Limited

Room 1501,15/F.,Crocodile House 2, 55 Connaught Road, Central, HK

w

W

WON

A

A

S

I

A

PAC

COM

l

DIGITAL NETWORK AlliANCE

scooao If V ---------S-E-R-V-IC-E-O-R-D-E-R-:-~-~------I

THE SERVICES

*

The installation of the HomePNA system within Tower 1 and Tower 2. This will allow users to have access to broadband internet access within their rooms.

*

The maintenance and management of the HomePNA network within Tower 1 and Tower 2 for the duration of this contract.

*

To provide the "Ethernet to HomePNA converter (PEC-120)" to all subscribers in Tower 1 and Tower 2. 100 pcs

THE SERVICE FEES

Installation of HomePNA system	US$	0.00
Maintenance and management within Tower 1 and Tower 2	US$ 1,800.00
Rental of "Ethernet to HomePNA converter (PEC-120)" 1 OOpcs	US$	700.00
TOTAL MONTHLY SERVICE FEES	US$ 2,500.00

Minimum Commitment period is 2 vears commencing on 01 May 2002 until 30 April 2004 (both dates inclusive), which will be automatically renewed on a yearly basis, subject to agreement of both parties.

*I/We hereby request the addition of this Service as specified above.

Printed Name of Signatory: _C_o_n_n_ie_La_u

_

Title: Financial Controller

For and On behalf of :

ites) Ltd., acting through its duly authorised Parkview Mana ement Services Ltd.

Date:

16 April 2002

Signature:

Accepted by Digital Network Alliance (HK) Limited.

Printed Name of Signatory :

Terence Yap

Title: Director

For and On behalf of :

Digital Network Alliance (HK) Limited

Signature:

~~

_

Date:

16 April 2002

Digital Network Alliance (HK) Limited

Room 1501,15/F.,Crocodile House 2,55 Connaught Road, Central, HK

W

W

W

DNA

A

S

I

A

PAC

COM

DIGITAL

NETWORK

ALLIANCE

1. 1.1

1.2

1.3

1.4

1.5

1.6

1.7

1.8

1.9

1.10

TERMS & CONDITIONS DATE: 8 APRil, 2002

1.11

DEFINITIONS

"DNA" means the Digital Network Alliance (HK) limited company that signed the Master Service Contract and its assigns.

"Client" means the company that signed the Master Service Contract.

"Authorised End User" means an authorised user of the Equipment other than the Client, as specified in a Service Order, or a permitted assign of the Client.

" DNA Quality Level" means the average bandwidth utilization will not be over 85% to minimize traffic congestion.

"End User Agreement" means an agreement signed by the Client, an Authorised End User and DNA in such form as DNA may require, under which the Authorised End User agrees to comply with these Terms and Conditions.

"Equipment" refers to the communication equipment to be supplied by or on behalf of DNA to the Client or Authorised End User (as applicable) as described in a Service Order.

"Laws" includes laws, regulations, rules, and government policies.

"Local Contractor(s)" means the contractor(s) duly appointed by DNA to carry out installation, repair, maintenance and removal of the Equipment.

"Master Service Contract" means a contract made between the Client and DNA formed on the basis of DNA's acceptance of a Service Order, which shall be construed to include these Terms & Conditions. Any future Service Order(s) or amendments thereof submitted by the Client and accepted by DNA shall be considered a part of the Master Service Contract.

"Master Service Contract" shall where the context permits, include reference to the Service Order, and the Terms and Conditions and Schedules referred to herein.

"Minimum Commitment Period" shall mean the period specified in a Service Order and shall start on the Service Establishment Date.

"Modification" or "Modify" means an amendment to a Service Order which results in a lower charge being payable by the Client. All Modifications must be approved in advance by DNA in writing.

"Other Network Facilities" means the Client's network facilities.

"Service Establishment Date" shall mean the date the Service is tested by DNA and is duly accepted by the client.

"Service" means the following services: (i) the supply of the Equipment; (ii) the supply of Broadband Internet access; (Hi) the Value Added Internet Applications; and (iv) support services which DNA provides under the Master Service Contract, such services being more particularised in schedule A hereto

"Service Order" means the form signed by the Client whereby the Client orders Service from DNA.

"Site" means a location designated as such in a Service Order.

1.12

1.13

1.14

1.15

1.15

1.16

w

w

w

2.

2.1

3. 3.1

4. 4.1

4.2 4.2.1

4.3 4.3.1

4.4

5. 5.1

5.2

2.1.1

SERVICES I DURATION OF THE MASTER SERVICE CONTRACT

Subject to termination or Modification as hereinafter provided:

During the term of the Minimum Commitment Period of each Service Order and thereafter, on a month to month basis unless otherwise agreed, DNA agrees to provide and the Client agrees to accept from DNA the Service specified in the Service Order; and

The Master Service Contract shall be in force until the expiration of the last Minimum Commitment Period specified in a Service Order unless otherwise agreed.

CLIENT RESPONSIBILITIES

The Client shall comply with these Terms & Conditions and other agreements made between the Client (or Authorised End User) and DNA, its related or affiliated companies or Local Contractor(s);

PAYMENT

One-Time Charge

The Client shall promplly pay on demand all onetime charges agreed by the Client levied in respect of the Service.

Monthly Service Charges

The Client shall pay in advance the monthly charges as specified in each Service Order ("Monthly Charges") for each month by the 14th day of that month ("Due Date")

If applicable, the Monthly Charges shall be calculated pro-rata on a thirty (30) days month basis.

Overdue Accounts

The Client shall pay any charges due under Article 4.1 within fourteen (14) days of the receipt of an invoice and any Monthly Charges due under Article 4.2 by the Due Date.

DNA shall not be under any obligation to provide or continue to provide the Service until the Client shall have paid all amounts due to DNA.

Tax liability

All charges quoted in relation to the provision or installation of the Service do not include sales, use or excise taxes (including but not limited to VAT, GST, PPN and Consumption Tax) unless otherwise specifically slated in writing. The Client agrees to pay any such taxes and any applicable withholding taxes.

2.1.2

4.2.2

4.3.2

TERMINATION By the Client:

The Client may terminate the Master Service Contract or terminate or Modify a Service Order by paying the amount specified in Article 7 and by giving to DNA at least one (1) calendar month's prior notice or failing such notice being given, the Client shall be liable to pay DNA one month's charges in lieu of such notice.

o

M

DIGITAL

NETWORK

AlliANCE

DNA's Right of Entry & Removal

Digital Network Alliance (HK) Limited

Room 1501,15/F.,Crocodile House 2, 55 Connaught Road, Central, HK

DNA

A

S

I

A

PAC

C

remedied, such breach is not remedied within 30 days (thirty) after notification of such breach from DNA.

6.

DNA's LIABiliTY ON TERMINATION OR MODIFICATION

If the Master Service Contract is terminated or a Service Order is terminated or Modified by DNA, other than by reason of a breach of this Master Service Agreement by DNA, the repayment of such pro-rata prepaid Monthly Charges due to the Client in accordance with the Master Service Contract shall represent DNA's ABSOLUTE LIABILITY HOWSOEVER CAUSED AND OF WHATSOEVER NATURE OR EXTENT to the Client in the event of such termination. For the avoidance of doubt, following such repayment, DNA shall have no further obligation or liability to the Client in the event of termination of the Master Service Contract.

7.

TERMINATION

OR

7.1

CLIENT'S

LIABILITY

MODIFICATION

In the event of termination or Modification under Article 5.1 or Article 5.2, the Client shall be liable to pay DNA in full and final settlement of claims of what so ever arising out of or pursuant to this Master Service Agreement, an amount equal to thirty percent (30%) of the Monthly Charges (or the amount of the reduction in Monthly Charges in the case of a Modification) for any remaining time left on any Service Order's Minimum Commitment Period for any Service Order terminated or Modified. The Client acknowledges that the amount payable under this Article is a genuine preestimate of DNA's loss suffered as a result of termination or Modification, and is not a penalty.

In the event of termination or Modification, other than by reason of a default on the part of DNA, the Client shall be liable to DNA for the prorata Monthly Charges up to the date of termination or Modification.

ON

7.2

7.3

Client shall at all times have a lien against the property of DNA installed on the Site, for any unpaid portion of any fees to be repaid, damages and or any sum due and payable by DNA to Client arising out of or pursuant to the Master Service Contract or any breach thereof.

FAULT REPAIR

DNA will take all proper steps without undue delay to correct the fault and the Client will provide all necessary assistance and co-ordination requested by DNA or Local Contractor.

THE EQUIPMENT

Installation or Equipment Reconfiguration

The Client shall provide at the Client's own expense a suitable mains electricity supply at points and with the connections specified by DNA to enable DNA to provide the Service.

Equipment & Repair

The Client shall not at any time or under any circumstances tamper with the Equipment nor repair nor attempt to repair nor permit to be repaired the same or any part thereof nor remove nor permit the Equipment to be removed from the position and manner in which the same was installed by DNA or Local Contractor(s) unless prior written consent of DNA has been obtained or the Client is instructed to do so.

8.

9. 9.1

9.2

9.3

w

w

w

9.4

9.5

10. 10.1

10.2

11.

12. 12.1

Subject to the prior written consent of the Client, which consent shall not be unreasonably with held, Client shall grant to anyone accredited by DNA or Local Contractor entry to a Site for the inspection, maintenance, repair, replacement, removal or recovery of the Equipment and shall surrender the same on termination of a Service Order relating to that Equipment.

DNA's Insignia or Lettering

The Client shall not change, add, remove or obscure any insignia or lettering which is on the Equipment at the time of installation or which is thereafter affixed by or on behalf of DNA.

DNA shall at all times hold Client indemnified against all/any liability for loss, damage and or injury to persons or property on the site, caused by the wrongful and or negligent act(s) or omission(s) of anyone accredited by DNA, their employees or servants, agents or Contractors

NOTICE

All notices made hereunder shall be in writing. In the case of notice by letter, the letter shall be sent by registered mail or courier and shall be effective upon delivery. In the case of notice by facsimile, the facsimile shall be effective upon proper transmission provided that such notice is sent immediately by registered mail or courier.

The contact person, address and fax number of each of the parties shall be as stipulated in the Master Service Contract unless notice of a change is provided to the other party.

12.2

AsSIGNMENT

DNA and CLIENT

Each party reserves the right with the consent of the other party, such consent not to be unreasonably with held, to assign or transfer all or part of the Master Service Contract and all benefits and liabilities thereunder to any of its subsidiaries, related or affiliated companies.

MISCELLANEOUS

Neither party shall be liable for any breach of the Master Service Contract where the breach is caused by a forces of nature beyond its control, civil disorder, military operations, industrial disputes of any kind (including that party's employees), that party's or its related or affiliated companies' compliance with an obligation under Law, acts or omissions of persons for whom that party is not responsible (including in particular other telecommunications or satellite transponder providers), satellite transmission failure or degradation, satellite pre-emption or any other cause outside that party's reasonable control.

Each provision of these Terms & Conditions is to be construed as a separate limitation applying and surviving even if for any reason one or another of the provisions is held to be invalid, inapplicable or unreasonable in any circumstances and shall remain in force notwithstanding termination of any agreement between DNA and the Client.

The Master Service Contract shall be subject to the laws of Hong Kong. DNA and the Client hereby submit to the non-exclusive jurisdiction of the Courts of the HKSAR.

12.3

o

M

DIGITAL

NETWORK

ALLIANCE

12.4

Any waiver to the Master Service Contract shall be

in writing and signed by the party granting the waiver. No omission or delay by a party in exercising any of its rights hereunder shall operate as a waiver against further exercise of its rights.

13.

WARRANTY

13.1

DNA warrants that it is the rightful owner of the

Equipment, cabling and ancillary equipment as per Schedule A in relation to the provision of services set out in the respective service orders.

13.2

Save as provided for in clause 12.1 above DNA

hereby warrants to provide the services set out the respective service orders. Client shall be entitled to rescind this Master Service Agreement and to claim against DNA loss and damage for breach of this Warranty should the said breach continue without remedy for a period of 30 days after notification from Client.

W

w

Digital Network Alliance (HK) Limited

Room 1501,15/F.,Crocodile House 2, 55 Connaught Road, Central, HK

W

DNA

A

S

I

A

PAC

C

o

M

SCHEULDE A EQUIPMENT LIST

The following is the list of equipment that will be installed at Towers 1 & 2, Hong Kong Parkview, 88 Tai Tam Reservoir Road, Hong Kong.

Item	Description	Quantity
1	HomePNA Hub	200 ports
2	HomePNA Modem	100
3	3Com Hub (10/100 Base Tx Ethernet Hub)	24 ports
4	Standard 42U Cabinet (600 x 800)	1
5	RJ45 Patch Panel	200 ports
6	Pair Cable from MDF to Rack	200
7	Patch Cable	200